UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: December 30, 2004
(Date of earliest event reported)

Warren Resources, Inc.

(Exact name of registrant as specified in its charter)

Maryland	0-33275	11-3024080

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

489 Fifth Avenue, 32nd Floor, New York, New York 10017

(Address of principal executive offices including Zip Code)

Registrant’s telephone number, including area code: (212) 697-9660

(Former name or former address, if changed since last report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On December 30, 2004, the Company issued a press release related to the exercise by the underwriters of the over-allotment option for 1,425,000 additional shares in the underwritten registered initial public offering of its common stock. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

On December 31, 2004, the Company issued a press release related to the declaration and payment of the quarterly dividend on the Company’s 8% cumulative convertible preferred stock. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits:

99.1	Press Release dated December 30, 2004.

99.2	Press Release dated December 31, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Date: January 3, 2005

WARREN RESOURCES, INC. (Registrant)
By:	/s/ Norman F. Swanton
Norman F. Swanton,
Chairman and Chief Executive Officer